UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 10, 2004

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Regulation FD Disclosure.

                 General Communication, Inc. announced February 10, 2004 that its wholly owned subsidiary, GCI, Inc. has agreed to sell $230 million in aggregate principal amount of senior debt securities due in 2014. GCI, Inc. will pay interest of 7.25 percent on the securities and the securities will be sold at a discounted price of $982.64 per $1,000 of principal amount to yield 7.5 percent. The net proceeds of the offering will be used to repay GCI Inc.'s existing $180 million 9.75 percent senior notes and to repay senior bank debt.

                 A copy of the press release is attached as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

            (a) Financial statements of businesses acquired: None

            (b) Pro forma financial information: None

            (c) Exhibit:

                99.1 Press release dated February 10, 2004




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                (Registrant)

Date: February 10, 2004


                                          By /s/ John M. Lowber
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              February 10, 2004.